UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2020
____________________

BOXWOOD MERGER CORP.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8801 Calera Drive

Austin, Texas 78735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 575-3637

N/A

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant	BWMCU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value per share	BWMC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	BWMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 10, 2020, Boxwood Merger Corp., a Delaware corporation (“Boxwood”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 22,469,727 (88.99%) of Boxwood’s issued and outstanding common stock held of record as of November 6, 2019, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. Boxwood’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal. To approve and adopt the unit purchase agreement, dated as of August 12, 2019 (as the same may be amended from time to time, the “Purchase Agreement”), by and among Boxwood, Atlas TC Holdings LLC, a wholly-owned subsidiary of Boxwood and a Delaware limited liability company (“Holdings”), Atlas TC Buyer LLC, a wholly-owned subsidiary of Holdings and a Delaware limited liability company (“Buyer”), Atlas Intermediate Holdings LLC, a Delaware limited liability company (“Atlas Intermediate”) and Atlas Technical Consultants Holdings LP, a Delaware limited partnership (the “Seller”), which provides for, among other things, the purchase by Buyer from the Seller of all of its issued and outstanding equity interests in Atlas Intermediate, with the Seller and its limited partners (together with the Seller, the “Continuing Members”) receiving cash and a number of equity interests of Holdings (the “Holdings Units”) and a corresponding number of shares of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock”), on the terms and subject to the conditions set forth in the Purchase Agreement, and approve the acquisitions and other transactions contemplated by the Purchase Agreement (the “business combination”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,088,902	1,366,001	14,824	0

2.	The Charter Amendment Proposal. To approve and adopt, assuming the Business Combination Proposal is approved and adopted, the second amended and restated certificate of incorporation of Boxwood (the “Proposed Charter”), which, if approved, would take effect upon the closing of the business combination (the “Closing”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,088,252	1,366,651	14,824	0

The Advisory Charter Proposals. To approve and adopt, on a non-binding advisory basis in accordance with requirements of the Securities and Exchange Commission, amendments to the amended and restated certificate of incorporation of Boxwood (the “Charter”) as reflected in the Proposed Charter, which, if the charter amendment proposal is approved, would take effect upon the Closing, including the following five sub-proposals:

3.	Advisory Charter Proposal A — authorize an additional 200,000,000 shares of common stock, which would consist of (i) increasing the number of shares of Class A common stock from 250,000,000 shares to 400,000,000 shares, (ii) establishing 100,000,000 shares of a newly designated class of Class B common stock (together with Class A common stock, “common stock”) in order to provide for Boxwood’s “Up-C” structure, which will permit the Continuing Members to hold their Holdings Units in a tax-efficient manner, and (iii) eliminating the 50,000,000 shares of Class F common stock, par value $0.0001 per share:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,088,302	1,366,351	15,074	0

4.	Advisory Charter Proposal B — change the stockholder vote required to amend certain provisions of the Proposed Charter and Boxwood’s bylaws:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,232,676	2,221,827	15,224	0

5.	Advisory Charter Proposal C — clarify that the current exclusive forum provision in the Charter adopting Delaware as the exclusive forum for certain stockholder litigation does not apply to claims (i) arising under the Securities Act of 1933, as amended (the “Securities Act”), as to which the Court of Chancery of the State of Delaware and the federal district court for the District of Delaware have concurrent jurisdiction under Section 22 of the Securities Act, or (ii) brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as to which the federal courts have exclusive jurisdiction under Section 27 of the Exchange Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,075,498	1,380,550	13,679	0

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6.	Advisory Charter Proposal D — provide that certain amendments to and actions under the Proposed Charter are subject to the director nomination agreement to be entered into by and among Boxwood and certain of the Continuing Members:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,088,222	1,366,151	15,354	0

7.	Advisory Charter Proposal E — revise the existing waiver of the corporate opportunity doctrine so that such waiver is limited to Bernhard Capital Partners Management LP, Boxwood Sponsor LLC, MIHI Boxwood Sponsor, LLC, MIHI LLC and Boxwood Management Company, LLC and any of their respective affiliates and employees (other than Atlas Technical Consultants, Inc. and its subsidiaries), including any of the foregoing who serve as officers or directors of Atlas Technical Consultants, Inc.:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,073,523	1,366,151	30,053	0

8.	Advisory Charter Proposal F — provide for certain additional changes, including, among other things, (i) changing the post-business combination company’s corporate name from “Boxwood Merger Corp.” to “Atlas Technical Consultants, Inc.” and making Boxwood’s corporate existence perpetual and (ii) removing certain provisions related to its status as a blank check company that will no longer apply upon consummation of the business combination, all of which Boxwood’s board of directors believes are necessary to adequately address the needs of the post-business combination company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,102,847	1,366,151	729	0

9.	The Nasdaq Proposal. To approve, assuming the Business Combination Proposal and the charter proposals are approved and adopted, for the purposes of complying with the applicable listing rules of The Nasdaq Stock Market (“Nasdaq”), (x) the issuance of more than 20% of our issued and outstanding common stock (i) pursuant to the terms of the Purchase Agreement, (ii) upon redemption of the Rollover Units and shares of Class B common stock pursuant to the Holdings LLC Agreement and (iii) the potential issuance of PIPE securities (as defined in the accompanying proxy statement) to any PIPE investors (as defined in the accompanying proxy statement) in connection with the business combination, and (y) the issuance of common stock to BCP and the potential issuance of PIPE securities to any potential PIPE investor in connection with the business combination that may result in BCP or any such PIPE investor owning more than 20% of our outstanding common stock, or more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules (collectively with the Business Combination Proposal and the Charter Amendment Proposal, the “condition precedent proposals”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,103,427	1,366,001	299	0

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10.	The Director Election Proposal. To elect, assuming the condition precedent proposals are approved and adopted, seven directors to serve staggered terms on Boxwood’s board of directors until the 2020, 2021 and 2022 annual meeting of stockholders, respectively, or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal:

L. Joe Boyer

Votes For	Withhold
21,089,391	1,380,336

Joe Reece

Votes For	Withhold
22,455,092	14,635

Daniel G. Weiss

Votes For	Withhold
21,089,391	1,380,336

R. Foster Duncan

Votes For	Withhold
21,089,391	1,380,336

Stephen M. Kadenacy

Votes For	Withhold
22,455,092	14,635

Duncan Murdoch

Votes For	Withhold
21,089,391	1,380,336

George P. Bevan

Votes For	Withhold
21,089,391	1,380,336

11.	The Incentive Plan Proposal. To approve and adopt, assuming the condition precedent proposals are approved and adopted, the Atlas Technical Consultants, Inc. 2019 Omnibus Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,933,367	1,481,506	54,854	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOXWOOD MERGER CORP.

	By:	/s/ Stephen M. Kadenacy
Dated: February 10, 2020		Name: Stephen M. Kadenacy
Title: Chief Executive Officer

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